SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2002

GLOBAL IMAGING SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-24373	59-3247752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3820 Northdale Blvd., Suite 200A, Tampa, FL 33624

(Address of principal executive offices—zip code)

(813) 960-5508

(Registrant’s telephone number, including area code)

Not applicable

(former name or former address, if changed since last report)

GLOBAL IMAGING SYSTEMS, INC.

Item	9. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a copy of a press release of Global Imaging Systems, Inc. announcing today it was informed that Chicago-based GTCR, the venture capital firm that originally funded Global in 1994, is distributing 1,000,000 shares of Global common stock to the partners of its Golder, Thoma, Cressey, Rauner Fund IV, L.P.

EXHIBIT	DOCUMENT
99.1	Press Release of Global Imaging Systems, Inc. dated November 15, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2002	GLOBAL IMAGING SYSTEMS, INC.

	By:	/s/ RAYMOND SCHILLING
Chief Financial Officer, Senior Vice President, Secretary and Treasurer

EXHIBIT INDEX

EXHIBIT	DOCUMENT
99.1	Press Release of Global Imaging Systems, Inc. dated November 15, 2002.